PRESS RELEASE


             COOPERATIVE BANKSHARES REPORTS SECOND QUARTER EARNINGS

For Immediate Release:  July 18, 2001

     Wilmington, NC - Cooperative Bankshares, Inc., (NASDAQ: "COOP"), reported net income for the quarter ended June 30, 2001, of $702,904 or $0.25 per diluted share. Income for the period ended June 30, 2000, was $695,286 or $0.25 per diluted share.

     Income for the six months ended June 30, 2001, was $1,277,256 or $0.45 per diluted share, a 31.8% increase over the same period last year. Income for the six months ended June 30, 2000, was $969,306 or $0.34 per diluted share.

     Total assets at June 30, 2001, were $427.8 million; stockholders' equity was $31.9 million or $11.38 per share and represented 7.45% of assets.

     Cooperative Bankshares, Inc. (NASDAQ: "COOP") is the parent company of Cooperative Bank. Chartered in 1898, Cooperative provides a full range of financial services through 17 financial centers in Eastern North Carolina.


                           For Additional Information
                           --------------------------
                        Frederick Willetts, III, Chairman
                O.C. Burrell, Jr., Executive Vice President/ COO
                   Todd L. Sammons, Senior Vice President/ CFO
                   Linda B. Garland, Vice President/ Secretary


            COOPERATIVE BANKSHARES, INC.
                   201 MARKET ST.                               UNAUDITED SELECTED FINANCIAL DATA
                WILMINGTON, NC 28401                                 NASDAQ SYMBOL: COOP
---------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                                 06/30/01        03/31/01        12/31/00         9/30/00        6/30/00
---------------------------------------------------------------------------------------------------------------------------
ASSETS                                        $427,760,326    $417,157,300    $414,728,025    $414,720,049    $420,735,144
STOCKHOLDERS'  EQUITY                           31,872,647      31,374,894      30,812,179      30,712,727      30,020,636
DEPOSITS                                       338,984,849     328,566,321     327,312,324     319,646,959     321,166,766
BOOK VALUE (2,800,975 SHARES as of 6/30/01)          11.38           11.20           11.35           11.31           11.06

NON-PERFORMING ASSETS:
  ACCRUING LOANS =>90  DAYS                 *    1,761,925         536,753         357,723       1,776,642        672,882
  NON-ACCRUAL LOANS                                366,231         194,138         332,779          14,521          29,521
  FORECLOSED REO                                    60,000         234,711         234,711         234,051         283,049
                                              ----------------------------------------------------------------------------
    TOTAL NON-PERFORMING ASSETS               $  2,188,156    $    965,602    $    925,213    $  2,025,214    $    985,452
                                              ============================================================================

---------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                           6/30/01         3/31/01        12/31/00         9/30/00        6/30/00
---------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                   2.96%           2.95%           2.99%           3.06%          3.18%
  (net interest income / average
    interest-earning assets)

EARNING ASSETS / LIABILITIES                        108.80%         108.30%         108.30%         108.20%        107.90%

     TANGIBLE CAPITAL
STOCKHOLDERS' EQUITY/ASSETS                           7.45%           7.52%           7.43%           7.41%          7.14%
---------------------------------------------------------------------------------------------------------------------------
NET INCOME                                    $    702,904    $    574,352    $    234,690    $    727,678    $    695,286
                                              ============================================================================
NET INCOME  PER DILUTED SHARE                 $       0.25    $       0.20    $       0.08    $       0.26   $       0.25
                                              ============================================================================
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                               2,816,418       2,816,068       2,802,659       2,800,564       2,797,095
                                              ============================================================================
ALLOWANCE FOR LOAN LOSSES
    PROVISION                                 $     90,000    $     90,000    $     90,000    $     90,000    $     90,000
    CHARGE OFFS                                      7,940          47,080          27,765          24,515          32,597
    RECOVERIES                                       3,386           1,697           3,848           1,576           1,309
                                              ----------------------------------------------------------------------------
    BALANCE                                   $  2,289,726    $  2,204,280    $  2,159,663    $  2,093,580    $  2,026,519
                                              ============================================================================

* This figure was $1,327,151 as of July 13, 2001.
Note: Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

                          COOPERATIVE BANKSHARES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                          JUNE 30, 2001  December 31, 2000*
                                                                          -------------  ------------------
                                                                          (UNAUDITED)
                                     ASSETS
  Cash and due from banks, noninterest-bearing                            $  7,956,784   $  3,904,275
  Interest-bearing deposits in other banks                                   3,229,902     13,994,293
                                                                          ------------   ------------
    Total cash and cash equivalents                                         11,186,686     17,898,568
  Securities:
    Available for sale (amortized cost of $43,506,431 in June 2001
     and $16,000,677 in December 2000)                                      43,649,860     16,049,376
    Held to maturity (estimated market value of $8,040,939 in June 2001
     and $18,553,526 in December 2000)                                       8,000,000     18,977,776
  FHLB stock                                                                 3,755,300      3,755,300
  Loans                                                                    353,393,974    349,662,711
   Less allowance for loan losses                                            2,289,726      2,159,663
                                                                          ------------   ------------
    Net loans                                                              351,104,248    347,503,048
  Other real estate owned                                                       60,000        234,711
  Accrued interest receivable                                                2,643,514      2,776,404
  Premises and equipment, net                                                6,304,072      6,272,610
  Prepaid expenses and other assets                                          1,056,646      1,260,232
                                                                          ------------   ------------
          Total assets                                                    $427,760,326   $414,728,025
                                                                          ============   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                $338,984,849   $327,312,324
  Borrowed funds                                                            55,099,346     55,101,477
  Escrow deposits                                                              754,511        560,775
  Accrued interest payable                                                      38,436         50,528
  Accrued expenses and other liabilities                                     1,010,537        890,742
                                                                          ------------   ------------
       Total liabilities                                                   395,887,679    383,915,846
                                                                          ------------   ------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                              --             --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,800,975 and 2,714,610 shares issued and outstanding                    2,800,975      2,714,610
  Additional paid-in capital                                                 2,154,096      2,234,936
  Accumulated other comprehensive income                                        87,492         29,707
  Retained earnings                                                         26,830,084     25,832,926
                                                                          ------------   ------------
       Total stockholders' equity                                           31,872,647     30,812,179
                                                                          ------------   ------------
          Total liabilities and stockholders' equity                      $427,760,326   $414,728,025
                                                                          ============   ============
Book value per common share                                               $      11.38   $      11.35
                                                                          ============   ============

*Derived from audited consolidated financial statements.

                          COOPERATIVE BANKSHARES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                     THREE MONTHS ENDED              SIX MONTHS ENDED
                                                         JUNE 30,                       JUNE 30,
                                                  2001             2000           2001               2000
                                              ------------    ------------   ------------    ------------
INTEREST INCOME:
  Loans                                       $  7,006,622    $  7,199,594   $ 14,152,016    $ 14,039,381
  Securities                                       696,892         570,675      1,232,212       1,200,936
  Other                                             58,129          82,133        228,335         199,167
  Dividends on FHLB stock                           63,197          72,361        130,329         144,723
                                              ------------    ------------   ------------    ------------
       Total interest income                     7,824,840       7,924,763     15,742,892      15,584,207
                                              ------------    ------------   ------------    ------------
INTEREST EXPENSE:
  Deposits                                       3,967,552       3,674,005      8,092,831       7,023,327
  Borrowed funds                                   855,064       1,070,179      1,701,870       2,188,710
                                              ------------    ------------   ------------    ------------
       Total interest expense                    4,822,616       4,744,184      9,794,701       9,212,037
                                              ------------    ------------   ------------    ------------

NET INTEREST INCOME                              3,002,224       3,180,579      5,948,191       6,372,170
Provision for  loan losses                          90,000          90,000        180,000         790,000
                                              ------------    ------------   ------------    ------------
       Net interest income after provision
         for loan losses                         2,912,224       3,090,579      5,768,191       5,582,170
                                              ------------    ------------   ------------    ------------
NONINTEREST INCOME:
   Net gains on sale of loans                        2,420            --            2,420            --
   Net gains (losses) on sale of securities         12,399            --           12,399        (287,282)
   Service charges and fees on loans               176,498         114,237        335,215         196,513
   Deposit-related fees                            264,660         217,739        523,894         432,362
   Other income, net                                 6,145             124          3,171         583,396
                                              ------------    ------------   ------------    ------------
       Total noninterest income                    462,122         332,100        877,099         924,989
                                              ------------    ------------   ------------    ------------
NONINTEREST EXPENSE:
   Compensation and fringe benefits              1,269,547       1,333,059      2,566,176       2,862,044
   Occupancy and equipment                         521,985         460,224      1,065,802         981,924
   Advertising                                      64,485         111,358        110,945         214,061
   Real estate owned expenses and losses            (1,548)          5,601           (638)         39,564
   Other expense                                   421,001         448,440        906,651         917,007
                                              ------------    ------------   ------------    ------------
     Total noninterest expenses                  2,275,470       2,358,682      4,648,936       5,014,600
                                              ------------    ------------   ------------    ------------
Income before income taxes                       1,098,876       1,063,997      1,996,354       1,492,559
Income tax expense                                 395,972         368,711        719,098         523,253
                                              ------------    ------------   ------------    ------------
NET INCOME                                         702,904    $    695,286      1,277,256    $    969,306
                                              ============    ============   ============    ============
NET INCOME PER SHARE:
   Basic                                      $       0.25    $       0.26   $       0.46    $       0.36
                                              ============    ============   ============    ============
   Diluted                                    $       0.25    $       0.25   $       0.45    $       0.34
                                              ============    ============   ============    ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                         2,800,975       2,708,990      2,774,243       2,714,539
                                              ============    ============   ============    ============
   Diluted                                       2,816,418       2,796,544      2,816,297       2,811,555
                                              ============    ============   ============    ============


                                                                    For the quarter ended
                                              ---------------------------------------------------------------------
                                                     JUNE 30, 2001                       JUNE 30, 2000
                                              -------------------------------    ----------------------------------
(DOLLARS IN THOUSANDS)                                                Average                              Average
                                              Average                  Yield/    Average                   Yield/
                                              Balance    Interest       Cost     Balance   Interest        Cost
                                              -------    --------     -------    -------   --------       --------
Interest-earning assets:
   Securities and other
     interest-earning assets                 $ 49,037    $    704      5.74%    $ 49,557   $    725        5.85%
Mortgage-backed and related securities          8,044         114      5.67%           0          0        0.00%
Loan portfolio                                348,987       7,007      8.03%     350,478      7,200        8.22%
                                             --------    --------               --------   --------
    Total interest-earning assets             406,068    $  7,825      7.71%     400,035   $  7,925        7.92%
                                                         --------                          --------
Non-interest earning assets                    14,070                             13,241
                                             --------                           --------
Total assets                                 $420,138                           $413,276
                                             ========                           ========

Interest-bearing liabilities:
   Deposits                                   316,673       3,968      5.01%     304,464      3,674        4.83%
   Borrowed funds                              56,410         855      6.06%      66,280      1,070        6.46%
                                             --------    --------               --------   --------
    Total interest-bearing liabilities        373,083    $  4,823      5.17%     370,744   $  4,744        5.12%
                                                         --------                          --------
Non-interest bearing liabilities               15,013                             12,557
                                             --------                           --------
    Total liabilities                         388,096                            383,301
    Stockholders' equity                       32,042                             29,975
                                             --------                           --------
Total liabilities and stockholders' equity   $420,138                           $413,276
                                             ========                           ========
Net interest income                                      $  3,002                          $  3,181
                                                         ========                          ========
Interest rate spread                                                   2.54%                               2.80%
                                                                     ======                              ======
Net yield on interest-earning assets                                   2.96%                               3.18%
                                                                     ======                              ======
Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                        108.8%                             107.9%
                                                                     ======                              ======
